SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): May 12, 2006



                          FLORIDA COMMUNITY BANKS, INC.
             (Exact name of registrant as specified in its charter)




       Florida                      000-1170902                   35-2164765
       -------                      -----------                   ----------
    (State or other            Commission File Number           (I.R.S. Employer
jurisdiction Of incorporation)                               Identification No.)




                1400 North 15th Street, Immokalee, Florida 34142
                    (address of principal executive offices)

                  Registrant's telephone number: (239) 657-3171




                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)

Item. 1.01. Entry into a Material Definitive Agreement.
-----------
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an ---------- Off-Balance Sheet Arrangement of a Registrant.

     On May 12, 2006, Florida Community Banks, Inc. ("the Company") completed the sale of floating rate capital securities, ("the Capital Securities") with an aggregate liquidation value of $20,000,000, through FCBI Capital Trust II ("the Trust"), a Delaware statutory trust. The Capital Securities bear interest at the LIBOR rate plus 1.55%. Interest payments are due on January 7, April 7, July 7 and October 7 of each year, commencing on July 7, 2006. The Capital Securities mature on July 7, 2036, and may be called without penalty on any interest payment date on or after July 7, 2011. The Form of the Capital Securities Certificate and the Common Securities Certificate are included in the Amended and Restated Declaration of Trust, attached hereto as Exhibit 10.3, as Exhibits A-1 and A-2, respectively. The Company will also purchase $619,000 of common securities from the Trust.

     In connection with the issuance of the Capital Securities, the Company will issue $20,619,000 of junior subordinated debt securities to the Trust. The junior subordinated debt securities will bear interest at the same rate, and have the same maturity and call dates, as the Capital Securities. Because the Trust is not included in the Company's consolidated financial statements pursuant to FASB Financial Interpretation No. 46 ("FIN 46") and Revised Amendment to FIN 46 ("FIN 46R"), the Company's financial statements will reflect a long-term liability of $20,619,000 related to the issuance of the junior subordinated debt securities and other assets of $619,000 related to the purchase by the Company of the common securities of the Trust.

Item 9.01. Financial Statements and Exhibits.
----------

   (c)  Exhibits.

Exhibit No.                Description

10.1 Indenture, dated as of May 12, 2006, by and between the Company and Wells Fargo Bank, National Association, as Trustee.

10.2 Guarantee Agreement, dated as of May 12, 2006, by and between the Company, as Guarantor, and Wells Fargo Bank, National Association, as Guarantee Trustee.

10.3 Amended and Restated Declaration of Trust, dated as of May 12, 2006, by and among the Company, as Depositor, Wells Fargo Bank, National Association, as Institutional Trustee and Delaware Trustee, and the Administrators named therein.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 31, 2006

Florida Community Banks, Inc.
(Registrant)


By:      /s/Guy Harris
         ---------------------------
         Guy Harris
         Chief Financial Officer
                               INDEX TO EXHIBITS
                              -------------------

Exhibit No.          Description

10.1 Indenture, dated as of May 12, 2006, by and between the Company and Wells Fargo Bank, National Association, as Trustee.

10.2 Guarantee Agreement, dated as of May 12, 2006, by and between the Company, as Guarantor, and Wells Fargo Bank, National Association, as Guarantee Trustee.

10.3 Amended and Restated Declaration of Trust, dated as of May 12, 2006, by and among the Company, as Depositor, Wells Fargo Bank, National Association, as Institutional Trustee and Delaware Trustee, and the Administrators named therein.